                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

        PURSUANT TO SECTION 14(C) of the SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: AUGUST 1, 2005

                            ------------------------

                               MAILKEY CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            000-29331                                 76-0270295
--------------------------------------------------------------------------------
     (Commission File Number)             (IRS Employer Identification No.)

                                17194 Preston Rd.
                                Suite 102 PMB 341
                                Dallas, TX 75248
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                  214-254-3440
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              (Registrant's Telephone Number, Including Area Code)


                            The Otto Law Group, PLLC
                          900 Fourth Avenue, Suite 3140
                                Seattle, WA 98164
                     ---------------------------------------
                     (Name and address of agent for service)

                                 (206) 262-9545
          -------------------------------------------------------------
          (Telephone number, including area code, of agent for service)
                        --------------------------------

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        Check the appropriate box:

[ ]     Preliminary Information Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule 14c-5(d)(2)
[X]     Definitive Information Statement

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11.

1) Title of each class of securities to which transaction applies: common

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2) Aggregate number of securities to which transaction applies: 94,850,535

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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined): N/A

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4) Proposed maximum aggregate value of transaction: N/A

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5) Total fee paid: N/A

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:_______________________________________________
    2) Form, Schedule or Registration No.:___________________________________
    3) Filing Party:_________________________________________________________
    4) Date

                               Mailkey Corporation
                                17194 Preston Rd.
                                Suite 102 PMB 341
                                Dallas, TX 75248

We Are Not Asking You For a Proxy and You Are Requested Not to Send Us A Proxy

THE ACTIONS DESCRIBED HEREIN HAVE BEEN APPROVED BY THE WRITTEN CONSENT OF HOLDERS OF GREATER THAN FIFTY PERCENT (50%) OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK. A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.

     This information statement is being mailed on or about July 18, 2005 to holders of record as of July 13, 2005 (the "Record Date") of shares of common stock, par value $0.001 per share ("Common Stock"), of Mailkey Corporation, a Nevada corporation (the "Company"). It is being furnished in connection with the following actions (collectively, the "Amendment"):

     1. The amendment to the Company's Articles of Incorporation to change the name of the Company from Mailkey Corporation to IElement Corporation;

     2. The amendment to the Company's Articles of Incorporation to increase the number of shares of Common Stock authorized to be issued from 100,000,000 shares to 2,000,000,000 shares;

     3. The amendment to the Company's Articles of Incorporation to authorize the creation of 200,000,000 shares of Blank Check Preferred Stock;

     4.   To approve the Restated Bylaws of the Company;

     5. To authorize the Board of Directors or their authorized agent(s) to obtain a new stock symbol on the NASD Over-the-Counter Electronic Bulletin Board.

     On March 3, 2005 the Company's Board of Directors recommended that the stockholders approve the above listed amendments. These amendments will be effected by notice to the appropriate regulatory authorities and will become effective upon such filing and final but in no case before the expiration of at least twenty (20) days after the date an Information Statement is delivered to shareholders holding shares in the Company as of the Record Date and in no case before the expiration twenty (20) days after an Information Statement of filed with the Securities and Exchange Commission in definitive form. Shareholders of the Company holding greater than fifty percent (50%) of all voting power of capital stock issued and outstanding as of the Record Date have consented in writing to this proposal. Approval by the Board of Directors and by the holders of 1/2 of the issued and outstanding shares of Common Stock is adequate under Nevada law to effect Amendment.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Amendment, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests.


                                        By Order of the Board of Directors

Dated August 1, 2005                    /s/ Ivan Zweig
                                        ----------------------------------------
                                        Chairman and Chief Executive Officer


Dated August 1, 2005                    /s/ Tim Dean-Smith
                                        ----------------------------------------
                                        Director and Chief Financial Officer


Dated August 1, 2005                    /s/ Susan Walton
                                        ----------------------------------------
                                        Director

                                     -------

                              INFORMATION STATEMENT
                              ---------------------

                   AMENDMENT TO OUR ARTICLES OF INCORPORATION

     On March 3, 2005, our Board of Directors unanimously approved an amendment to our Articles of Incorporation to (1) change the name of the Company from Mailkey Corporation to IElement Corporation; (2) increase the number of shares of Common Stock authorized to be issued from 100,000,000 shares to 2,000,000,000 shares; (3) authorize the creation of 200,000,000 shares of Blank Check Preferred Stock; (4) approve the Restated Bylaws of the Company; and, (5) to authorize the Board of Directors or their authorized agent(s) to obtain a new stock symbol on the NASD Over-the-Counter Electronic Bulletin Board.

     Upon twenty days following the filing of an Information Statement on
Schedule 14C in definitive form and the filing of the Certificate of Amendment to the Articles of Incorporation with the State of Nevada (the "Amendment"), the Company's name will be changed to IElement Corporation. The purpose of this change is to reflect the share exchange with I-Element, Inc., in connection with the merger between the Company and I-Element, Inc., as effected January 19, 2005 and disclosed on Form 8-K filed by the Company on January 25, 2005, and further to reflect that the business of I-Element, Inc., is now the primary operating business of the Company. The voting and other rights that accompany the Common Stock will not be affected by the change in corporate name. SHAREHOLDERS MAY, BUT NEED NOT, EXCHANGE THEIR CERTIFICATES, AT THE EXPENSE OF THE SHAREHOLDER, TO REFLECT THE CHANGE IN CORPORATE NAME.

     The Amendment will increase the amount of common stock that the Company is authorized to issue to 2,000,000,000 and authorize the creation of up to 200,000,000 shares of "blank check preferred stock." The Amendment creates a provision in the Company's Articles of Incorporation that allows the actual terms of the blank check preferred stock to be determined by the Board of Directors at the time of issuance. No dividend, voting, conversion, liquidation or redemptions rights as well as redemption or sinking fund provisions are yet established with respect to the Company's blank check preferred stock.

     The Board of Directors believes that the availability of authorized but unissued shares of blank check preferred stock will provide flexibility to issue such securities for a variety of corporate purposes such as to make acquisitions through the use of stock, to raise equity capital and to reserve additional shares for issuance under such plans and under plans of acquired companies. Additionally, the Board of Directors believes that the creation of blank check preferred stock would facilitate business and financial objectives in the future without the necessity of delaying such activities for further shareholder approval, except as may be required in particular cases by our Articles of Incorporation, applicable law or the rules of any stock exchange or national securities association trading system on which the our securities may then be listed. The Board of Directors has no immediate plans, understandings, agreements or commitments to issue blank check preferred stock for any purposes.

     Under the Company's Articles of Incorporation, our shareholders do not have preemptive rights with respect to issuances of common stock. Thus, should the Board of Directors elect to issue additional shares of common stock or preferences to common stock or in connection with the designation of preferred stock, existing shareholders would not have any preferential rights to purchase such shares. If the Board of Directors elects to issue additional shares of common stock or rights to purchase or receive common stock, such issuances or rights could have a dilutive effect on the earnings per share, book value per share, voting power and shareholdings of current stockholders.

     The Restated By-Laws is intended to inform the Company's shareholders of their shareholder's rights under the Bylaws and to and enhance the efficiency action by the Board of Directors as provided under the laws of the state of Nevada.

     Concurrent with the change in the corporate name of the Company from Mailkey Corporation to IElement Corporation, the Company will undertake the necessary action to change its trading symbol from "MAKY.OB" on the Over The Counter Bulletin Board to a symbol that has yet to be determined. The Company expects to receive a new trading symbol at the approximate time that its name change becomes effective and will disclose the new symbol to its shareholders in a subsequent filing with the Securities and Exchange Commission.

RIGHTS OF DISSENTING SHAREHOLDERS/APPRAISAL RIGHTS

     Shareholders of the Company are not entitled to appraisal or dissenters rights under the laws of the State of Nevada by virtue of an amendment to the Articles of Incorporation of the Company (i) changing the corporate name of the Company, (ii) increasing the shares of common stock that the Company may issue,
(iii) creating a class of "Blank Check Preferred Stock," or (iv) by virtue of amendment to and restatement of the Company's bylaws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2005, information with respect to the securities holdings of all persons that we, pursuant to filings with the SEC and our stock transfer records, have reason to believe may be deemed the beneficial owner of more than five percent (5%) of the common stock. The following table also sets forth, as of such date, the beneficial ownership of the common stock by all of our executive officers and directors, both individually and as a group. The beneficial owners set forth below have been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.


                                         Amount and
                                          Nature of              Percentage
Name and Address                     Beneficial Ownership       of Class (1)
  of Beneficial Owner
------------------------------       --------------------       ------------

Ivan Zweig                                18,770,966 (2)            19.8%

Tim Dean-Smith                             4,982,752                 5.3%

Susan Walton                                 441,777                 0.47%

All directors and executive               24,195,495                25.5%
  officers as a group

Including all above, regardless of status as current director/ officer.

---------------------

(1) The percentages have been calculated based upon 94,850,535 shares of common stock outstanding as of June 28, 2005 plus, for each person or group, the number of shares of our common stock issuable upon the exercise of any convertible securities beneficially owned by such person or group.

(2) Includes 18,685,966 shares owned by Kramerica Corp., over which Mr. Zweig has sole voting and investment power, and 0 (zero) shares issuable upon the exercise of outstanding options.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Amendment, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests.

LANGUAGE OF THE AMENDMENT

     Upon twenty days following the date that the filing of a definitive Information Statement of Schedule 14C, the Articles of Incorporation and Bylaws will be amended, as shown in follows:

                           CERTIFICATE OF AMENDMENT OF
                          THE ARTICLES OF INCORPORATION
                                       OF
                               MAILKEY CORPORATION

        The undersigned President of Mailkey Corporation, a Nevada Corporation (the "Corporation"), pursuant to the provisions of Sections 78.385 and 78.390 of the Nevada Revised Statutes, for the purposes of amending the Articles of Incorporation of the Corporation, does hereby certify as follows:

        That (i) the Board of Directors of the Corporation in a Unanimous Consent to Action in lieu of Special Meeting of the Board of Directors, and (ii) a majority of the shareholders of the Corporation in a Consent to Action in lieu of Special Meeting of the Stockholders, on MARCH 3, 2005 adopted resolutions to amend the Articles of Incorporation of the Corporation as follows:

Article I of the Articles of Incorporation is deleted in its entirety and hereby amended to read as follows:

                                   "ARTICLE I
NAME
----

The name of the Corporation is "IELEMENT CORPORATION."


Article IV of the Articles of Incorporation is deleted in its entirety and hereby amended to read as follows:

                                   "ARTICLE IV
STOCK
-----

        The number of shares the Corporation is authorized to issue is Two Billion Two Hundred Million (2,200,000,000) shares consisting of:

        (a) 2,000,000,000 shares of common stock, $0.001 par value per share ("Common Stock"); and

        (b) 200,000,000 shares of blank check preferred stock, $0.001 par value per share ("Blank Check Preferred Stock");

1.      COMMON STOCK

        (a) Voting. Except as otherwise expressly provided by law, and subject to the voting rights provided to the holders of the Blank Check Preferred Stock by the Board of Directors, the Common Stock shall have exclusive voting rights on all matters requiring a vote of shareholders, voting together as one class.

        (b) Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to the terms expressly provided to the holders of the Blank Check Preferred Stock, or except as may be provided by the laws of the State of Nevada, the holders of Common Stock shall have exclusively all other rights of shareholders.

        (c) Pursuant to NRS 78.2055(3), if the Corporation proposes to decrease the number of issued and outstanding shares of a particular class or series of shares and such decrease would adversely affect the relative preference or rights of another class or series, the Corporation shall not be required to seek the approval of such other affected class or series.

        (d) Pursuant to NRS 78.207(3), if the Corporation proposes to decrease or increase the authorized shares of a particular class or series of shares and correspondingly increase or decrease the amount of issued and outstanding shares of the same class or series, and such decrease or increase would adversely affect the relative preference or rights of another class or series, the Corporation shall not be required to seek the approval of such other affected class or series.

2.      BLANK CHECK PREFERRED STOCK

        (a) Issuance. The Blank Check Preferred Stock may be issued from time to time in one or more series. Subject to the limitations set forth herein and any limitations prescribed by law, the Board of Directors is expressly authorized, prior to issuance of any series of Blank Check Preferred Stock, to fix by resolution or resolutions providing for the issue of any series the number of shares included in such series and the designations, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series. Pursuant to the foregoing authority vested in the Board of Directors, subject to the laws of the State of Nevada, the Board of Directors is expressly authorized to determine with respect to each series of Blank Check Preferred Stock:

        (i) The designation or designations of such series and the number of shares (which number from time to time may be decreased by the Board of Directors, but not below the number of such shares then outstanding, or may be increased by the Board of Directors unless otherwise provided in creating such series) constituting such series;

        (ii) The rate or amount and times at which, and the preferences and conditions under which, dividends shall be payable on shares of such series, the status of such dividends as cumulative or noncumulative, the date or dates from which dividends, if cumulative, shall accumulate, and the status of such shares as participating or nonparticipating after the payment of dividends as to which such shares are entitled to any preference;

        (iii) The rights and preferences, if any, of the shareholders of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or nonparticipating after the satisfaction of any such rights and preferences;

        (iv) The full, limited or special voting rights, if any, to be provided for shares of such series, in addition to the voting rights provided by law;

        (v) The times, terms and conditions, if any, upon which shares of such series shall be subject to redemption, including the amount the shareholders of such series shall be entitled to receive upon redemption (which amount may vary under different conditions or at different redemption dates) and the amount, terms, conditions and manner of operation of any purchase, retirement or sinking fund to be provided for the shares of such series;

        (vi) The rights, if any, of shareholders of such series to convert such shares into, or to exchange such shares for, shares of any other class or classes or of any other series of the same class, the prices or rates of conversion or exchange, and adjustments thereto, and any other terms and conditions applicable to such conversion or exchange;

        (vii) The limitations, if any, applicable while such series is outstanding on the payment of dividends or making of distributions on, or the acquisition or redemption of, Common Stock or restrictions, if any, upon the issue of any additional shares (including additional shares of such series or any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation;

        (viii) The conditions or restrictions, if any, upon the issue of any of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and

        (ix) Any other relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of shares of such series; in each case, so far as not inconsistent with the provisions of this Article of Incorporation or the laws of Nevada as then in effect.

3.      ISSUANCE OF CERTIFICATES

        The Board of Directors shall have the authority to issue shares of the capital stock of this Corporation and the certificates therefore subject to such transfer restrictions and other limitations as it may deem necessary to promote compliance with applicable federal and state securities laws, and to regulate the transfer thereof in such manner as may be calculated to promote such compliance or to further any other reasonable purpose.

4.      DISTRIBUTION OF SHARES AS DIVIDEND

        The Board of Directors shall have the authority, in its sole discretion, to issue shares in one class or series of the Corporation's stock as a share dividend in respect of shares of another class irrespective of the existence of outstanding shares of the class or series to be issued."


Article VI of the Articles of Incorporation is deleted in its entirety and hereby amended to read as follows:


                                   "ARTICLE VI
DIRECTORS
---------

        The affairs of the corporations shall be governed by a Board of Directors in accordance with the Corporation's Bylaws and pursuant to the laws of the State of Nevada."


Article VIII of the Articles of Incorporation is deleted in its entirety and hereby amended to read as follows:

                                  "ARTICLE VIII
BYLAWS
------

        The initial Bylaws of the Corporation shall be adopted by its Board of Directors. The power to alter, amend or repeal the Bylaws, or adopt new Bylaws, shall be vested exclusively in the Board of Directors, except as otherwise may be specifically provided in the Bylaws."


The Articles of Incorporation are hereby amended to add the following language as Article XI:
                                   "ARTICLE XI
INDEMNIFICATION
---------------

        11.1 INDEMNIFICATION. The Corporation shall indemnify its directors to the full extent permitted by applicable corporate law now or hereafter in force. However, such indemnity shall not apply if the director did not (a) act in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the

Corporation, and (b) with respect to any criminal action or proceeding, have reasonable cause to believe the director's conduct was unlawful. The Corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate Board resolution or contract.

        11.2 AUTHORIZATION. The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

        11.3 EFFECT OF AMENDMENT. No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal."

                                    RESTATED
                                    BYLAWS OF
                              IELEMENT CORPORATION


ARTICLE I - OFFICES
-------------------

1.      REGISTERED OFFICE AND AGENT

        The registered office of the Corporation shall be maintained at:

                17194 Preston Rd
                PMB 341, Suite 102
                Dallas, TX 75248

        The registered office or the registered agent, as identified in the Articles of Incorporation, or both, may be changed by resolution of the board of directors, upon filing the statement required by law.

2.      PRINCIPAL OFFICE

        The principal office of the Corporation shall be at

                13714 Gamma Road
                Suite 120
                Dallas, TX 75244

provided that the Board of Directors shall have exclusive power to change the location of the principal office in its discretion.

3.      OTHER OFFICES

        The Corporation may also maintain other offices at such places within or without the State of Texas as the Board of Directors may from time to time appoint or as the business of the Corporation may require.

4.      BOOKS

        The books of the Corporation may be kept within or without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II - SHAREHOLDERS
-------------------------

1.      PLACE OF MEETING

All meetings of shareholders, both regular and special, shall be held either at the principal office of the Corporation in Texas or at such other places, either within or without the state, as shall be designated in the notice of the meeting. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within our without the State of Nevada, unless otherwise prescribed by statute, as the place for the holding of such meeting. If no designation is made, the place of meeting shall be the principal office of the Corporation.

2.      ANNUAL MEETING

        Annual meetings of shareholders, if held, shall be held at the discretion of the Board of Directors, or as otherwise provided by the laws of Nevada, and shall take place at a time and date designated by the Board of Directors.

3.      SPECIAL MEETINGS

        Special meeting of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chief Executive Officer or President, and shall be called by the Chief Executive Officer at the request of at least two (2) of members of the Board of Directors or the holders of not less than twenty percent (20%) of all the outstanding shares of the Corporation entitled to vote at the meeting.

4.      NOTICE OF SHAREHOLDERS' MEETING

        A written or printed notice stating the place, day and hour of an annual shareholder meeting or special meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty
(60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, Secretary or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the share transfer books of the Corporation, with postage thereon prepaid.

5.      VOTING OF SHARES

        Each outstanding share of common stock shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders; each outstanding share of any other class of stock shall be entitled to the voting rights as the Articles of Incorporation shall designate, subject to the laws of Nevada. Treasury shares shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

        A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable, and in no event shall it remain irrevocable for a period of more than eleven (11) months.

        At each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote, or unless prohibited by the articles of incorporation, to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principal among any number of such candidates. Any shareholder who intends to cumulate his votes as herein authorized shall give written notice of such intention to the secretary of the Corporation on or before the day preceding the election at which such shareholder intends to cumulate his votes.

6.      CLOSING TRANSFER BOOKS AND FIXING RECORD DATE

        For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the share transfer books shall be closed for a stated period not exceeding fifty (50) days. If the stocks transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the by-laws or in the absence of an applicable by-law the Board of Directors, may fix in advance a date as the record date for any such determination of shareholders, not later than fifty (50) days and, in case of a meeting of shareholders, not earlier than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders is to be taken. If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of share transfer books and the stated period of closing has expired.

7.      QUORUM OF SHAREHOLDERS

        Unless otherwise provided in the articles of incorporation, the holders of a majority of the shares entitled to vote and present at a meeting, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. The vote of the holders of a majority of the shares entitled to vote and thus represented at a meeting at which a quorum is present shall be the act of the shareholders' meeting, unless the vote of a greater number is required by law, the articles of incorporation or these bylaws.

8.      VOTING LISTS

        The officer or agent having charge of the share transfer books for the shares of the Corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share transfer books shall be prima-facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote any meeting of shareholders.

9.      ACTION BY CONSENT OF SHAREHOLDERS

        Any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the Secretary of the Corporation or the Chief Executive Officer in lieu thereof, and shall be maintained in the corporate records. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.


ARTICLE III - DIRECTORS
-----------------------

1.      BOARD OF DIRECTORS

        The business and affairs of the Corporation shall be managed by a Board of Directors. Directors need not be residents of the State of Texas nor be shareholders in the Corporation.

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2.      NUMBER AND ELECTION OF DIRECTORS

        The number of directors shall be three (3) provided that the number may be increased or decreased from time to time by an amendment to these bylaws, but no decrease shall have the effect of shortening the term of any incumbent director. At each annual election the shareholders shall elect directors to hold office until the next succeeding annual meeting.

3.      VACANCIES

        Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors, unless otherwise provided by law. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the Board of Directors for a term of office continuing only until the next election of directors by the shareholders.

4.      QUORUM OF DIRECTORS

        A majority of the Board of Directors shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

5.      ANNUAL MEETING OF DIRECTORS

        Within thirty days after each annual meeting of shareholders the Board of Directors elected at such meeting shall hold an annual meeting at which they shall elect officers and transact such other business as shall come before the meeting.

6.      REGULAR MEETING OF DIRECTORS

        A regular meeting of the Board of Directors may be held at such time as shall be determined from time to time by resolution of the board of directors.

7.      SPECIAL MEETINGS OF DIRECTORS

        Any two directors may call by or at the request of the Chief Executive Officer or special meetings of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by them.

8.      PLACE OF DIRECTORS' MEETINGS

        The Board of Directors shall hold its meetings at such place, either within or without the State of Texas, and at such time as may be determined from time to time by

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the Board of Directors, including by teleconference provided that each member of the Board of Directors can hear all other directors and can be heard by all other directors.

9.      NOTICE OF DIRECTORS' MEETINGS

        Annual or regular meetings of the Board of Directors shall be held upon ten (10) days' written notice delivered personally or mailed to each director at his business address, or by facsimile, email or telegram. Notice of any special meeting shall be given at least one (1) day previous thereto, or with less than one (1) day notice if such notice is waived by each member of the Board of Directors for any particular meeting, by written notice delivered personally or mailed to each director at his business address, or by facsimile, email or telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United Sates mail so addressed, with postage thereon prepaid. If notice is given by facsimile or email, it shall be deemed to be delivered upon transmission. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any directors may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

        In any case where all of the directors execute a waiver of notice of the time and place of meeting, no notice thereof shall be required, and any such meeting (whether annual, regular or special) shall be held at the time and at the place (either within or without the State of Texas) specified in the waiver of notice. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

10.     COMPENSATION

        Directors, as such, shall not receive any stated salary for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each annual, regular or special meeting of the board, provided, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.

11.     ACTION BY CONSENT OF DIRECTORS

        In lieu of a formal meeting, action may be taken by unanimous written consent of the directors.

12.     Presumption of Assent

        A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.


ARTICLE IV - OFFICERS
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1.      OFFICERS APPOINTMENT

        The officers of the Corporation shall consist of a Chief Executive Officer and Chief Financial Officer, President, Treasurer, and Secretary and, at the discretion of the Board of Directors, one or more vice-presidents. All such officers shall be appointed at the annual meeting of the Board of Directors. If any office is not filled at such annual meeting, it may be filled at any subsequent regular or special meeting of the board. The Board of Directors at such annual meeting, or at any subsequent regular or special meeting, may also elect or appoint such other officers and assistant officers and agents as may be deemed necessary. Any two or more offices may be held by the same person.

        All officers and assistant officers shall be elected to serve until the next meeting of directors (following the next annual meeting of shareholders) or until their successors are elected; provided, that any officer or assistant officer elected or appointed by the Board of Directors may be removed with or without cause at any regular or special meeting of the board whenever in the judgment of the Board of Directors the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any agent appointed shall serve for such term, not longer than the next annual meeting of the Board of Directors, as shall be specified, subject to like right of removal by the Board of Directors.

2.      VACANCIES

        If any office becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

3.      POWER OF OFFICERS

        Each officer shall have, subject to these by-laws, in addition to the duties and powers specifically set forth herein, such powers and duties as are commonly incident to this office and such duties and powers as the Board of Directors shall from time to time designate. All officers shall perform their duties subject to the directions and under the supervision of the Board of Directors. The President may secure the fidelity of any and all officers by bond or otherwise.

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4.      PRESIDENT

        The President shall be the Chief Executive Officer of the Corporation. He shall preside at all meetings of the directors and shareholders. He shall see that all orders and resolutions of the board are undertaken, subject however, to the right of the directors to delegate specific powers, except such as may be by statute exclusively conferred on the president, to any other officers of the Corporation.

        The President or any or any authorized officer shall execute bonds, mortgages and other instruments requiring a seal, in the name of the Corporation, and, when authorized by the board, he or any authorized officer may affix the seal to any instrument requiring the same, and the seal when so affixed shall be attested by the signature of either the secretary or an assistant secretary. He or any vice-president shall sign certificates of stock.

        The President shall be ex-officio a member of all standing committees.

        The President shall submit a report of the operations of the Corporation for the year to the directors at their meeting next preceding the annual meeting of the shareholders and to the shareholders at their annual meeting.

5.      VICE-PRESIDENTS

        The vice-president shall, in the absence or disability of the president, perform the duties and exercise the powers of the president, and they shall perform such other duties as the Board of Directors shall prescribe.

6.      THE SECRETARY AND ASSISTANT SECRETARIES

        The Secretary shall attend all meetings of the board and all meetings of the shareholders and shall record all votes and the minutes of all proceedings and shall perform like duties for standing committees when required. He shall give or cause to be given notice of all meetings of the shareholders and all meetings of the Board of Directors and shall perform such other duties as may be prescribed by the board. He shall keep in safe custody the seal of the Corporation, and when authorized by the board, affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of an assistant secretary.

        The assistant secretary shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary, and they shall perform such other duties as the Board of Directors shall prescribe.

        In the absence of the Secretary or an assistant secretary, the minutes of all meetings of the board and shareholders shall be recorded by such person as shall be designated by the President or by the Board of Directors.

7.      THE TREASURER AND ASSISTANT TREASURERS

        The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

        The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements. The Treasurer shall keep and maintain the Corporation's books of account and shall render to the President and directors an account of all of his transactions as Treasurer and of the financial condition of the Corporation and exhibit his books, records and accounts to the President or directors at any time. The Treasurer shall disburse funds for capital expenditures as authorized by the Board of Directors and in accordance with the orders of the President, and present to the President for his attention any requests for disbursing funds if in the judgment of the Treasurer any such request is not property authorized. The Treasurer shall perform such other duties as may be directed by the Board of Directors or by the President.

        If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

        The assistant treasurers in the order of their seniority shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer, and they shall perform such other duties as the Board of Directors shall prescribe.


ARTICLE V - CERTIFICATES OF STOCK: TRANSFER, ETC.
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1.      CERTIFICATES OF STOCK

        The certificates for shares of stock of the Corporation shall be numbered and shall be entered in the Corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the President or a vice-president and shall be sealed with the seal of the Corporation or a facsimile thereof. If the Corporation has a transfer agent or a registrar, other than the Corporation itself or an employee of the Corporation, the signatures of any such officer may be facsimile. In case any officer or officers who shall have signed or whose facsimile signature or signatures shall have been used on any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before said certificate may nevertheless be issued by the Corporation with the same effect as though the person or persons who signed such certificates or whose facsimile signature or signatures shall have been used thereon had been such officer or officers at the date of its issuance. Certificates shall be in such form as shall in conformity to law be prescribed from time to time by the Board of Directors. The Corporation may appoint from time to time transfer agents and registrars, who shall perform their duties under the supervision of the Secretary.

2.      TRANSFERS OF SHARES

        Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

3.      REGISTERED SHAREHOLDERS

        The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not is shall have express or other notice thereof, except as otherwise provided by law.

4.      LOST CERTIFICATE

        The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost. When authorizing such issue of a new certificate or certificates, the board of directors in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate or certificates or his legal representatives to advertise the same in such manner as it shall require or to give the Corporation a bond with surety and in form satisfactory to the Corporation (which bond shall also name the Corporation's transfer agents and registrars, if any, as obligees) in such sum as it may direct as indemnity against any claim that may be made against the Corporation or other obligees with respect to the certificate alleged to have been lost or destroyed, or to advertise and also give such bond.

ARTICLE VI - DIVIDENDS
----------------------

1.      DECLARATION OF DIVIDENDS

        The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and condition provided by law and its Articles of Incorporation.


ARTICLE VII - INDEMNIFICATION
-----------------------------

        The Corporation shall indemnify its directors, officers and employees as follows:

(i) Every director, officer, or employee of the Corporation shall be indemnified by the Corporation against all expenses and liabilities, including counsel fees, reasonable incurred by or imposed upon him in connection with any proceeding to which he may become involved, by reason of his being or having been a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of the Corporation, partnership, joint venture, trust or enterprise, or any settlement thereof, whether or not he is a director, officer, employee or agent at the time such expenses are incurred, except in such cases wherein the director, officer, or employee is adjudged guilty of willful misfeasance or malfeasance in the performance of his duties; provided that in the event of a settlement the indemnification herein shall apply only when the Board of Directors approves such settlement and reimbursement as being for the best interests of the Corporation.

(ii) The Corporation shall provide to any person who is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as director, officer, employee or agent of the Corporation, partnership, joint venture, trust or enterprise, the indemnity against expenses of suit, litigation or other proceedings which is specifically permissible under applicable law.

(iii) The Board of Directors may, in its discretion, direct the purchase of liability insurance in furtherance of this Article VII.


ARTICLE VIII - MISCELLANEOUS
----------------------------

1.      SEAL

        The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation and the state of incorporation and the words, Corporate Seal.

2.      CHECKS

        All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other authorized person or persons as the Board of Directors may from time to time designate.

3.      FISCAL YEAR

        The fiscal year of the Corporation shall begin on the 1st day of April and end on the 31st day of March of each year.

4.      WAIVER OF NOTICE

        Unless otherwise provided by law, whenever any notice is required to be given to any shareholder or director of the Corporation under the provision of the Articles of Incorporation or under the provisions of applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

5.      AMENDMENTS

        Power is hereby vested in the Board of Directors of the Corporation to alter, amend, repeal, restate and adopt anew the Bylaws of the Corporation at any regular or special meeting of the Board of Directors or proper consent in lieu thereof.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto duly authorized.


Dated August 1, 2005                    /s/ Ivan Zweig
                                        ----------------------------------------
                                        Chairman and Chief Executive Officer


Dated August 1, 2005                    /s/ Tim Dean-Smith
                                        ----------------------------------------
                                        Director and Chief Financial Officer


Dated August 1, 2005                    /s/ Susan Walton
                                        ----------------------------------------
                                        Director